Exhibit 99.1

Atlantic HPC Group Inc. Seeks to Become Publicly Listed Through Business Combination with Aperture AC

U.S.-based digital infrastructure company that develops and operates power-intensive bitcoin mining and computing facilities across Oklahoma, Arkansas and Ohio

Irvine & Los Angeles, CA, Sept. 11, 2026 (GLOBE NEWSWIRE) -- Aperture AC (NASDAQ: APUR), a special purpose acquisition company (“Aperture”), and Atlantic HPC Group Inc. (“Atlantic”), a U.S.-based digital infrastructure company that develops and operates power-intensive bitcoin mining and computing facilities across Oklahoma, Arkansas and Ohio, today announced the signing of a definitive business combination agreement (the “Business Combination Agreement”) for a business combination (the “Proposed Business Combination”) that is expected to result in the combined company becoming a publicly listed company. Upon closing of the transaction, subject to approval by Aperture’s shareholders and Atlantic’s stockholders and other customary closing conditions, the combined company intends to be traded on Nasdaq under the ticker symbol “AHPC” and Aperture is expected to be renamed Atlantic HPC Corp., or such other name as Atlantic will determine. The transaction is expected to close in the first quarter of 2027, subject to applicable exchange, regulatory and shareholder approvals and the satisfaction of other closing conditions. Concurrently with the issuance of this press release, Aperture has filed an investor presentation outlining Atlantic’s business and the Proposed Business Combination, including the following investment highlights:

●	Large and Growing Addressable Market: AI Growth is Driving Power Demand & Infrastructure Spend

o	According to McKinsey & Company (April 2025), global data center capacity demand for AI workloads is projected to reach 156 gigawatts by 2030, a 3.5x increase over 2025 levels, requiring an estimated $5.2 trillion of capital expenditures[1]

o	This growth is expected to be driven by strong demand for AI compute globally

●	Growth Constrained Grid Provides Opportunity

o	Data center power grid interconnection lead times now average three to seven years in the U.S. with the interconnection queue currently 1.5x total U.S. installed capacity2 3

o	Atlantic’s existing utility relationships, in-place power infrastructure and operating sites are expected to support faster time to market for new data center development

●	Sizeable Development Platform

o	Total development pipeline of 121 MW across 6 sites

[1]	https://www.mckinsey.com/industries/technology-media-andtelecommunications/%20our-insights/the-cost-of-compute-a-7-trillion-dollar-race-to-scale-data-centers

[2]	Benjamin Jordan, Senior Director of Integrated Planning, CPS Energy, PowerGen International 2026, San Antonio, TX

[3]	https://emp.lbl.gov/sites/default/files/2026-06/Queued%20Up%202026%20Edition.pdf

o	98 MW of utility-approved power capacity, of which 51 MW is currently in operation[4] serving bitcoin mining[5] and 47 MW is under development[6]

o	An additional 23 MW is held for future development[7]

o	Facilities located in Oklahoma, Arkansas and Ohio

●	Strong Revenue, EBITDA and Mining Metrics in FY2026A8

o	FY2026A revenue of $28.6 million

o	FY2026A EBITDA of $4.4 million

o	1.9 EH/s hash rate

o	303 bitcoin mined in FY2026A

●	Anticipated Capital and Resource Efficient Leasing Strategy

o	Atlantic intends to provide a powered shell developed to a design standard that Atlantic believes will be generally consistent with Tier III concurrent-maintainability principles

o	Under the anticipated leasing structure, the tenant would provide all cooling, rack buildout, IT equipment, including GPUs, servers, storage, and networking and all other equipment and connections necessary to operate the tenant’s workloads at the premises

o	Base rent is expected to be paid on contracted power capacity and electricity is expected to be billed to the tenant based on usage on a pass-through basis

●	Positioned to Expand into the Growing AI / HPC Infrastructure Sector

o	High-performance computing sector experiencing rapid growth and attracting significant investor capital

o	Active and well-defined public comparable group of bitcoin mining companies that have diversified or intend to diversify their operations into AI compute

Atlantic seeks to support growing demand for computation by developing efficient high-performance computing infrastructure.

[4]	Sites in operation are those where construction is complete and the facility is commissioned, energized, and capable of serving customer or company compute loads

[5]	9 MW of utility-approved capacity allocated to bitcoin mining at Alledonia, OH is currently offline while mining hardware is upgraded

[6]	Sites under development are those where Atlantic has secured both the land (owned, or under a definitive lease or purchase agreement) and power (an executed power supply or interconnection agreement for a specified capacity), but where construction has not commenced

[7]	Sites held for future development are those where Atlantic holds an executed land instrument or a written utility capacity allocation, but not yet both land and power under executed definitive agreements. Targeted MW is a management estimate supported by written analysis and is not included in totals of executed capacity

[8]	Atlantic fiscal year ended 6/30/2026, FY 2026A is actual but unaudited.

“We’re excited to partner with the Aperture team which brings substantial expertise across capital markets, energy and data-center infrastructure,” said Atlantic CFO Benson Liu. Mr. Liu continued, “we believe being a public company will support our ability to scale rapidly through increased financial flexibility and bolster our credibility as a long-term partner to our customers.”

“We are excited to reach this important milestone with Atlantic. We believe that Atlantic is an exceptional company with which to complete a business combination,” said Aperture Chief Executive Officer Calvin Kung. Mr. Kung continued, “the company has established an operating digital infrastructure platform through its bitcoin mining operations and is developing infrastructure to serve multiple key end markets including the attractive and high-growth high-performance computing sector. Atlantic’s existing operational facilities as well as its development pipeline, including the Ohio AI Campus, provide a strong platform that we believe can scale rapidly. We believe a public listing will provide Atlantic with enhanced visibility, commercial opportunities and financial flexibility to execute its business plan and achieve its next leg of growth and scale. We look forward to working with Atlantic’s management team to consummate the Proposed Business Combination.”

Transaction Overview

Pursuant to the Business Combination Agreement, Aperture will acquire Atlantic for a pre-money equity value of $150 million, payable in shares of Aperture, with each share valued at $10.00. The Proposed Business Combination will be structured as a merger, whereby a newly formed wholly owned subsidiary of Aperture will merge with and into Atlantic, with Atlantic surviving the merger and becoming a wholly owned subsidiary of Aperture. In consideration for the merger, Aperture will issue 15,000,000 shares of Class A common stock to the current stockholders of Atlantic. The Atlantic stockholders as of immediately prior to the closing will also receive the contingent right to receive up to 6,000,000 additional shares of Aperture Class A common stock (such shares, the “Earnout Shares”), subject to the achievement of the following milestones:

1.	Operational milestone: 3,000,000 Earnout Shares will be issued upon the execution of a binding, arm’s-length lease for the Phase I capacity (5 megawatt) of the Company’s data center, with a tenant that is not an affiliate of Atlantic and whose obligations are not funded or guaranteed by Atlantic or its stockholders, and an initial non-cancelable term of at least seven (7) years

2.	Share price milestones: 1,500,000 Earnout Shares will be issued if the volume-weighted average price of the combined company’s common stock over any three consecutive calendar months equals or exceeds $12.50 per share, and an additional 1,500,000 Earnout Shares will be issued if such volume-weighted average price over any three consecutive calendar months equals or exceeds $15.00 per share

Atlantic stockholders are expected to roll 100% of their equity into the combined company. The transaction is expected to provide up to $102 million in gross proceeds from cash held in the Aperture trust account, assuming no redemptions by Aperture’s public shareholders and before accounting for expected transaction expenses. Prior to the closing of the Proposed Business Combination, Aperture shall de-register from the Register of Companies of the Cayman Islands and transfer by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation.

The boards of directors of Atlantic and Aperture have unanimously approved the transaction. The transaction is expected to close in the first quarter of 2027, subject to applicable exchange, regulatory and shareholder approval and satisfaction of other closing conditions.

Additional information regarding the Proposed Business Combination, including a copy of the business combination agreement and other relevant materials, will be provided by Aperture on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”).

Advisors

Hunter Taubman Fischer & Li LLC is acting as legal advisor to Atlantic. Ellenoff Grossman & Schole LLP is acting as legal advisor to Aperture.

About Atlantic HPC Group Inc.

Founded in 2024 and headquartered in Irvine, CA, Atlantic is a U.S.-based digital infrastructure company that develops and operates power-intensive bitcoin mining and computing facilities across Oklahoma, Arkansas, and Ohio. Atlantic is currently primarily engaged in cryptocurrency mining operations, including self-mining and cryptocurrency mining colocation services, and substantially all of Atlantic’s revenue to date has been generated from bitcoin mining. Building on its expertise in power procurement and high-performance operations, Atlantic is expanding into AI infrastructure through its Ohio AI Campus, for which utility-approved power capacity has been contracted, subject to the approved usage terms of the applicable utility agreements and additional infrastructure upgrades required prior to full commercial operation. For more information, visit https://ahpc.com/.

About Aperture AC

Aperture AC (NASDAQ: APUR) is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses with a focus on identifying and acquiring companies in the digital asset industry. For additional information, please visit https://apertureac.com/.

Additional Information and Where to Find It

This press release is provided for information purposes only and contains information with respect to a Proposed Business Combination among Atlantic, Aperture and AP Ocean Merger Sub, Inc., a wholly-owned subsidiary of Aperture, in connection with the transactions contemplated in the business combination agreement. In connection with the Proposed Business Combination, Aperture intends to file with the SEC a registration statement on Form S-4, which will include a definitive proxy statement to be mailed to Aperture shareholders and a prospectus for the registration of Aperture securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination will be provided in the Registration Statement. Aperture urges investors, shareholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about Aperture, Atlantic and the Proposed Business Combination. If and when the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to shareholders of Aperture as of a record date to be established for voting on the Proposed Business Combination. Aperture will also file other documents regarding the Proposed Business Combination with the SEC. This Press Release does not contain all of the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF APERTURE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH APERTURE’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT APERTURE AND ATLANTIC AND THE PROPOSED BUSINESS COMBINATION.

Shareholders and other interested persons will also be able to obtain a copy of the Registration Statement, without charge, by directing a request to: Aperture AC, 835 Wilshire Blvd. 5th Floor, Los Angeles, CA 90017. The proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in respect of the Proposed Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This press release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Aperture and Atlantic and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination described herein under the rules of the SEC. Information about the directors and executive officers of Aperture and a description of their interests in Aperture and the Proposed Business Combination are, or will be, contained in Aperture’s filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Aperture’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that Aperture intends to file with the SEC. Once available, you may obtain free copies of these documents as described above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Proposed Business Combination and the projected future financial performance of Atlantic following the Proposed Business Combination; (3) changes in the market for Atlantic’s services and technology, expansion plans and opportunities; (4) Atlantic’s unit economics; (5) the sources and uses of cash in connection with the Proposed Business Combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the Proposed Business Combination; (7) the projected technological developments of Atlantic; (8) current and future potential commercial and customer relationships; (9) the ability to operate efficiently at scale; (10) anticipated investments in capital resources and research and development, and the effect of these investments; (11) the amount of redemption requests made by Aperture’s public shareholders; (12) the ability of the combined company to issue equity or equity-linked securities in the future; (13) the failure to achieve necessary closing requirements; (14) the inability to obtain or maintain the listing of the combined company’s common stock on a national securities exchange following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet the exchange’s initial listing standards in connection with the consummation of the Proposed Business Combination; (15) the development, construction and commercialization of the Ohio AI Campus and Atlantic’s planned transition from Bitcoin mining to AI/HPC infrastructure services; (16) the ability to convert existing letters of intent into definitive customer agreements on acceptable terms; (17) the ability to obtain required utility approvals, interconnection agreements and infrastructure upgrades necessary for Atlantic’s development projects; (18) expectations related to the terms and timing of the Proposed Business Combination; (19) volatility in the price of Bitcoin, changes in network difficulty and the effect of halving events; (20) Atlantic’s dependence on a single mining pool operator for substantially all of its revenue; (21) Atlantic’s fixed-delivery hashrate purchase and sale arrangements and the related derivative liability, including the consequences of non-delivery; and (22) the reallocation of existing digital asset mining capacity to AI/HPC use and the resulting effect on mining revenue.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Aperture’s and Atlantic’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Aperture and Atlantic. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: the risk that the transactions contemplated by the Business Combination Agreement, including the domestication and the merger (the “Transactions”), may not be completed in a timely manner or at all, which may adversely affect the price of Aperture’s securities; the risk that the Transactions may not be completed by Aperture’s business combination deadline; the failure by the parties to the Business Combination Agreement to satisfy the conditions to the consummation of the Transactions, including the approval of Aperture’s shareholders; failure to realize the anticipated benefits of the Transactions; the level of redemptions of Aperture’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Aperture common stock; the failure of Aperture to obtain or maintain the listing of its securities on any national securities exchange on which Aperture common stock will be listed after the closing of the Proposed Business Combination (the “Closing”); costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; Atlantic has historically derived substantially all of its revenue to date from bitcoin mining operations and remains heavily dependent on bitcoin mining for the foreseeable future; volatility in the price of bitcoin and increases in network difficulty may adversely affect Atlantic’s mining revenue and profitability; Atlantic’s dependence on a single mining pool operator for substantially all of its mining revenue, and the ability of the pool operator to adjust fee rates; Atlantic’s AI/HPC infrastructure business has not generated material revenue to date, and there can be no assurance that Atlantic will successfully execute its planned transition from bitcoin mining to AI/HPC infrastructure services or that it will secure definitive customer agreements for such services; the development of the Ohio AI Campus is in its early stages, with additional utility approvals, interconnection agreements and infrastructure upgrades required before full commercial operation, the timing and outcome of which are uncertain; Atlantic has a limited operating history and a small workforce, which may limit its ability to execute its growth strategy and respond to operational demands; Atlantic’s fixed-delivery hashrate purchase and sale arrangements and the related derivative liability, including the consequences of non-delivery of bitcoin under such arrangements; concentration of Atlantic’s equipment supply chain among a limited number of suppliers; Atlantic holds all mined digital assets in self-custody without a third-party custodian, and does not currently maintain insurance covering loss or theft of digital assets; Atlantic’s facilities are located in a limited number of states, and any adverse regulatory, environmental or utility-related development affecting those jurisdictions could disproportionately affect Atlantic’s operations; the reallocation of existing digital asset mining capacity at the Ohio site to AI/HPC use and the resulting effect on mining revenue; and those risk factors discussed in the Registration Statement and the other documents that Aperture has filed, or will file, with the SEC relating to the Proposed Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Aperture nor Atlantic presently know or that Aperture and Atlantic currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Aperture’s and Atlantic’s expectations, plans or forecasts of future events and views as of the date of this press release. Aperture and Atlantic anticipate that subsequent events and developments will cause Aperture’s and Atlantic’s assessments to change. However, while Aperture and Atlantic may elect to update these forward-looking statements at some point in the future, Aperture and Atlantic specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Aperture’s and Atlantic’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Aperture AC

835 Wilshire Blvd., 5th Floor

Los Angeles, CA 90017

Attn: Calvin Kung, CEO

(424) 253-0908

Atlantic Investor Contact:

For media inquiries: pr@ahpc.com

For investor inquiries: ir@ahpc.com